SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 6, 1996


                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   1-11047                     22-2870438
  (State or other juris-           (Commission                 (I.R.S. Employer
   diction of incorporation)        File Number)                ID. Number)


                              Bernal Corporate Park
                 7068 Koll Center Parkway, Pleasanton, CA 94566
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (510)417-8812 not applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On August 6, 1996, the Registrant settled three related civil actions entitled Sparta Surgical Corporation v. Gerald S. Kramer ("Kramer"), Docket No. 94-0372, Plymouth County Superior Court, Massachusetts; Gerald S. Kramer v. Sparta Surgical Corporation and Thomas F. Reiner ("Reiner"), Civil Action No. 94-CO-6337T, United States District Court, Western District, New York; and Sparta Surgical Corporation v. Gerald S. Kramer, Docket No. 96-10716-RGS, United States District Court, Eastern District, Massachusetts. These actions involved disputes between the Registrant; Reiner, the Registrant's Chairman, President and Chief Executive Officer; and Kramer, a former officer and Chairman of the Registrant's Board of Directors and concerned Kramer's termination as an officer and director, disputes regarding his employment agreement and various monetary obligations between the parties. Under the settlement, the Registrant paid to Kramer $262,500 and issued to him a promissory note in the amount of $62,500, payable over five years. In addition, the parties exchanged general releases and forgave all debts to each other which included obligations from Kramer to the Registrant in the amount of approximately $371,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

     10.85 Agreement of Settlement, General Release and Indemnity dated August 6, 1996 by and between the Registrant, Thomas F. Reiner, and Gerald
             S. Kramer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPARTA SURGICAL CORPORATION
                                                   (Registrant)

                                                   By: Thomas F. Reiner
                                                   Thomas F. Reiner, Chairman of
                                                   the Board, President & CEO

Dated: August 19, 1996


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                       SECURITIES AND EXCHANGE COMMISSION

                                     EXHIBIT
                                       TO
                                    FORM 8-K

                              DATED AUGUST 6, 1996

                                  EXHIBIT 10.85


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             AGREEMENT OF SETTLEMENT, GENERAL RELEASE AND INDEMNITY

     This Agreement of Settlement, General Release and Indemnity ("Agreement"), dated as of August 6, 1996, is by and between Gerald S. Kramer ("Kramer"), on the one-hand, and Sparta Surgical Corporation, a Delaware corporation ("Sparta") and Thomas F. Reiner, Sr., individually ("Reiner"), on the other hand, (with all three sometimes collectively referred to as the "Parties").

                               W I T N E S S E T H

     WHEREAS, Sparta commenced a civil action captioned Sparta Surgical Corporation v. Gerald S. Kramer, Docket No. 94-0372 (the "Massachusetts Action"), by filing a Complaint for Declaratory Relief on March 9, 1994 in the Plymouth County Superior Court, Commonwealth of Massachusetts against Kramer, and Kramer has asserted counterclaims against Sparta in the Massachusetts Action;

     WHEREAS, Kramer commenced a civil action captioned Gerald S. Kramer v. Sparta Surgical Corporation and Thomas F. Reiner, Civil Action No. 94-CO-6337T (the "New York Action") on July 15, 1994, in the United States District Court, Western District of New York, and Sparta has asserted counterclaims against Kramer in the New York Action;

     WHEREAS, the Massachusetts Action and New York Action involve a dispute between Kramer, and Sparta and Reiner regarding the termination of Kramer as an officer, director and employee of Sparta, the termination of an Employment Agreement by and between Kramer and Sparta dated December 5, 1992 (the "Employment Agreement") and certain other related matters (the "Employment Related Disputes") and other related disputes exist between the Parties


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including  but not limited to a dispute  relating to amounts  which may be owing from Reiner or Sparta to Kramer, both pursuant to any promissory note presently in existence, whether or not now due, including but not limited to those from Reiner in the approximate principal amounts of $22,000 and $90,000, and that from Sparta in the approximate principal amount of $378,770, or otherwise (the "Obligations"), which the Parties seek to hereby resolve;

     WHEREAS, Sparta commenced a civil action on April 4, 1996 captioned Sparta Surgical Corporation v. Gerald S. Kramer, Docket No. 96-10716-RGS (the "UCC Action"), in the United States District Court, District of Massachusetts, to seek to have declared invalid any and all UCC financing statements which Kramer may have on record against certain of Sparta's assets (the "UCC Financing Statements"), and one or more security agreements, pursuant to which Kramer is claiming a security interest in such assets (together, the "Security Agreement") and to recover damages caused by Kramer's claims of having such a security interest;

     WHEREAS, the Parties admit no wrongdoing of any kind and enter this Agreement solely to resolve their disputes once and for all; and

     WHEREAS, the Parties hereby intend to settle and dispose of, fully and completely, any and all claims, demands and cause or causes of action now existing or hereafter arising out of, connected with or incidental to the dealings between the Parties, prior to the effective date hereof, including without limitation, those relating to the Massachusetts Action, the New York Action, the UCC Action, the Employment Agreement and the Employment Related Disputes, and in connection therewith the Parties hereby agree as follows:


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     1. PAYMENTS, RELEASE OF SECURITY INTEREST AND SECURITY:

     1.1. Sparta shall pay to Kramer the sum of Three Hundred and Twenty Five Thousand Dollars ($325,000.00) as follows: (i) the amount of Two Hundred Sixty Two Thousand Five Hundred Dollars ($262,500.00) (the "Initial Payment") shall be paid by certified check, wire transfer or other form of immediately available funds promptly following the execution of this Agreement with the effectiveness hereof being contingent upon the payment of such amount; and (ii) the amount of Sixty Two Thousand Five Hundred Dollars ($62,500.00) shall be paid pursuant to the terms of a Promissory Note (the "Note"), payable from Sparta to Kramer in the form attached as Exhibit A hereto. Without acknowledging the validity thereof, or otherwise contradicting the other statements herein as to this being a general release of all claims among and between them, the parties agree that these cash payments shall be allocated to the settlement of the claims regarding the termination of Kramer's employment as an officer and director of Sparta.

     1.2. Kramer agrees to execute contemporaneously with the execution of this Agreement UCC-3 or UCC-2 Termination Statements and all other documents or filings deemed reasonably necessary by Sparta's counsel to terminate any security interest which Kramer may have or claim against Sparta's assets (or those of its subsidiary or Reiner), including but not limited to, any arising


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out of a purported  revival of a financing  statement  filed with the California
Secretary of State, pertaining to original File No. 8820 8015 dated August 28, 1988, a security agreement by and between Sparta and Chemical Bank dated August 5, 1988, or a security agreement dated December 15, 1992 by and between Sparta and Star Bank, N.A., or any other Security Agreement and execute such documents as may be reasonably necessary so as to effectively terminate, release or cancel the Financing Statements and Security Agreement. An execution copy of these documents are attached as Exhibit B hereto.

     1.3. Upon the execution of this Agreement the Parties agree to cause to have executed stipulations of dismissal, with prejudice, for filing in the Massachusetts Action, UCC Action and the New York Action in the forms as attached as Exhibits C.1, C.2 and C.3, hereto which shall be filed only upon the receipt of the Initial Payment by Kramer pursuant to Section 1.1 hereof.

     1.4. Sparta and Kramer agree that, as security for the obligations under the Note, Sparta shall issue a common stock purchase warrant (the "Warrant") to Kramer, which Warrant shall, in the event of an Exercise Condition (as defined hereafter) entitle Kramer to purchase that number of shares of Sparta's common stock, $0.002 par value (the "Common Stock") as have an aggregate value equal to the amount of principal and interest (the "Debt") owing under the Note at such time, at an exercise price of $0.01 per share. The number of shares issuable pursuant to the terms of the Warrant shall be determined by dividing the amount


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of the Debt by the average  closing  price of Sparta's  Common Stock for the ten business days preceding the date of the Warrant. The term "Exercise Condition" shall mean in the event of any default under the Note which is not cured within ten (10) days following written notice thereof to Sparta. The warrant shall automatically terminate in the event that Sparta satisfies the obligations owing under the Note or six years from the date of its issuance.

     2. MUTUAL GENERAL RELEASES:

     2.1. In consideration of the promises and releases  contained  herein,  the payments being made hereunder, the agreements being delivered hereunder or executed in connection herewith, and for other good and valuable consideration, Kramer hereby releases, remises and forever discharges Sparta and its subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and affiliates, past, present or future, and Reiner and his successors, executors, administrators, heirs, assigns, employees, agents, attorneys and affiliates, past, present or future, from all debts, demands, actions, causes of action, complaints, suits, accounts, covenants, contracts, controversies, agreements, promises, doings, omissions, damages, and liabilities and all claims and liabilities of every nature and description whatsoever, both in law and in equity, whether known or unknown, which he may have or ever had against either Sparta or Reiner at any time from the beginning of the world up, to and including the execution of this Agreement, including without limitation,


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the  Obligations  and all claims which were raised,  could have been raised,  or arise out of the Massachusetts Action, the New York Action, the UCC Action, the Employment Agreement or the Employment Related Disputes.

     2.2. In consideration of the mutual releases contained herein, the receipt of releases and/or terminations of the UCC Financing Statements and Security Agreement, the agreements being delivered hereunder or executed in connection herewith and for other good and valuable consideration, Sparta and Reiner, collectively and each of them individually, hereby release, remise, and forever discharge Kramer, his successors, executors, administrators, heirs, assigns, employees, agents, attorneys and affiliates, past present or future, from all debts, demands, actions, causes of action, complaints, suits, accounts, covenants, contracts, controversies, agreements, promises, doings, omissions, damages, and liabilities and all claims and liabilities of every nature and description whatsoever, both in law and in equity, whether known or unknown, which they may have or ever had against Kramer at any time from the beginning of the world up to and including the execution of this Agreement, including without limitation, all claims which were raised, could have been raised, or arise out of the Massachusetts Action, the New York Action, the UCC Action, the Employment Agreement or the Employment Related Disputes, but specifically excluding any Mercedes Related Claim, as hereinafter defined.


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


     3. INDEMNITY:

     Kramer hereby agrees to indemnify, defend and hold harmless Sparta and Reiner, their successors, assigns, executors, administrators, heirs, subsidiaries, affiliates, attorneys, officers, directors, employees, agents or predecessors and shall be liable to, and promptly shall reimburse Sparta or Reiner (regardless of any applicable insurance coverage) for, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, third party costs and expenses, including, without limitation, interest, penalties and reasonable attorney's fees, disbursements and expenses incurred by Sparta or Reiner directly or indirectly, by reason of any claims made by, or liability to, Mercedes-Benz Credit Corporation, its successors, etc. ("MBCC") arising out of Kramer's election to retain possession of a 1991
Mercedes-Benz 560SL sedan, VIN WDBCA39E1MA593053 (the "Automobile") including but not limited to (i) any amounts hereinafter paid or payable by Sparta or Reiner to MBCC under a financing arrangement for the Automobile or any expenses which may be incurred by Sparta relating to the Automobile, including without limitation to insurance costs or taxes; (ii) the amount of any damages to Sparta or Reiner arising out of Kramer's retaining, using, transferring, or suffering another's use of the Automobile, including but not limited to, damages arising from liability caused by or arising out of the use of such Automobile by Kramer or any other party; and (iii) the amount of any costs or expenses (including reasonable legal fees, disbursements and expenses) incurred in defending any


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action brought to collect the amounts  specified in the proceeding  items (i) or
(ii) (each of the foregoing, including subparagraph (iii) being a "Mercedes Related Claim").

     3.1. Indemnification of Kramer. Sparta hereby agrees to indemnify, defend and hold harmless Kramer, his successors, assigns, executors, administrators, heirs and attorneys and shall be liable to, and shall reimburse Kramer for, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, third party costs and expenses, including, without limitation, interest, penalties and reasonable attorney's fees, disbursements and expenses to which Kramer may become subject under applicable securities law, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a filing made with any federal or state securities regulatory authority or self regulatory authority or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, if in connection with the actions giving rise to such claim, Kramer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Sparta and, with respect to any criminal action or proceeding, Kramer had no reasonable cause to believe his conduct was unlawful; unless such untrue statement or omission was made in such filing in


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reliance  upon  and in  conformity  with  information  furnished  in  connection therewith by Kramer or any underwriter expressly for use therein.

     4. REPRESENTATIONS AND WARRANTIES: The Parties to this Agreement represent, warrant, and agree as follows:

     4.1. Each Party has received independent legal advice from its attorneys with respect to the advisability of making the settlement provided for herein and with respect to the advisability of executing this Agreement.

     4.2. Each Party to this Agreement has made such investigation of the facts pertaining to this settlement and this Agreement and of all the matters pertaining thereto as he or it deems necessary.

     4.3. Each Party has completely read all of the terms of this Agreement and fully understands its contents and voluntarily accepts its terms. The persons executing this Agreement on behalf of entities other than natural persons are empowered to do so and hereby bind those entities.

     4.4. Each Party has not heretofore assigned, transferred, or granted, or purported to assign, transfer, or grant, any of the claims, demands, or causes of action disposed of by this Agreement except for Kramer's assignment of this Agreement and the Note to Fleet Bank ("Fleet"), which assignment has been disclosed to Sparta and Reiner by Fleet and Kramer.

     4.5. Kramer hereby represents that he claims no other security interest, perfected or otherwise, against the assets of Sparta or any subsidiary or affiliate, or against Reiner individually nor has he recorded any UCC financing


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statement  to such  affect in any  jurisdiction  which is not  being  terminated hereby. Kramer further represents and acknowledges that he is not an officer or director of Sparta.

     4.6. The Parties will execute all such further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Agreement.

     4.7. This Agreement is intended to be and is a final and binding agreement between the Parties.

     4.8. No Party relies upon any statement of any other Party in executing this Agreement, except as expressly stated herein.

     4.9 The Parties to this Agreement hereby represent, warrant and agree that they will keep confidential the terms and conditions of this settlement and agree and will instruct their respective attorneys, agents, accountants, employees and family members, not to disclose such matters to anyone in any manner unless such disclosure is provided to a tax preparer solely for the purpose of preparing tax returns or required under federal or state securities laws, pursuant to valid legal process, an unsolicited request from a regulatory agency with a legal right to demand such information, or otherwise by law.

     5. MISCELLANEOUS:

     5.1. The Parties agree that any dispute between them shall be resolved by binding arbitration under the Commercial Arbitration Rules promulgated by the American Arbitration Association and that any hearings shall be held in San Francisco, California.


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     5.2. This  Agreement,  consisting of 11 pages,  and Exhibits A, B, C.1, C.2 and C.3, and D is the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing.

     5.3. This Agreement is binding upon and shall inure to the benefit of the Parties hereto, their respective present and former agents, servants, employees, representatives, officers, directors, shareholders, affiliates, beneficiaries, proprietors, heirs, executors, administrators, predecessors, and/or successors in interest.

     5.4. Each Party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any Party.

     5.5. This Agreement may be executed in counterparts, and when each Party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Agreement, which shall be binding upon and effective as to all Parties. The Parties agree that facsimile signature shall be acceptable and have the same force and effect as originals.

     5.6. The enforcement of the Note being delivered as a part of this Agreement shall be governed by its terms and not by the terms hereof.


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     5.7. The Parties enter this Agreement as a binding instrument, on and as of the date set forth herein, and effective as of such date.


Gerald S. Kramer                                    Thomas F. Reiner, Sr.
- ----------------------------                        ----------------------------
Gerald S. Kramer,                                   Thomas F. Reiner, Sr.,
individually                                        individually

SPARTA SURGICAL CORPORATION


Thomas F. Reiner
- ----------------------------
Thomas F. Reiner, President,
Chief Executive Officer and
Chairman of the Board


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